UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          May 18, 2010

OHIO LEGACY CORP

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Main Street, North Canton, Ohio		44720
(Address of principal executive offices)		(Zip Code)

                                                                                      Registrant’s telephone number, including area code:         (330) 499-1900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Shareholders of Ohio Legacy Corp (the “Company”) held on May 18, 2010 (the “2010 Annual Meeting”), the Company’s shareholders adopted the Ohio Legacy Corp 2010 Cash and Equity Incentive Plan (the “Plan”).

The purpose of the Plan is to promote the Company’s long-term financial success and increase shareholder value by motivating performance through incentive compensation.  The Plan is intended to encourage participants to acquire ownership interests in the Company, attract and retain talented employees, directors and consultants and enable participants to participate in the Company’s long-term growth and financial success.  The Plan serves these purposes by making equity-based and cash-based awards available for grant to eligible employees, non-employee directors and consultants in the form of:  (1) non-qualified stock options; (2) incentive stock options; (3) stock appreciation rights; (4) restricted common shares; (5) other stock-based awards; and (6) cash-based awards.  The Plan will be administered by the Compensation Committee of the Board of Directors of the Company.  Subject to adjustment as set forth in the Plan, the aggregate number of common shares with respect to which awards may be granted under the Plan will be 2,000,000.

The Plan replaces the Ohio Legacy Corp Omnibus Stock Option, Stock Ownership and Long Term Incentive Plan, as amended, which expired as to new awards on September 14, 2009.

A description of the material terms of the Plan was included under the caption “Proposal No. 2 – The Ohio Legacy Corp 2010 Cash and Equity Incentive Plan” in the Company’s definitive proxy statement for the 2010 Annual Meeting as filed with the Securities and Exchange Commission on April 21, 2010.

The foregoing description of the Plan is qualified in its entirety by reference to the complete terms and conditions of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of the matters voted on by the Company’s shareholders at the 2010 Annual Meeting were as follows:

(1)	The following individuals were elected as directors of the Company to serve until the Company’s 2013 annual meeting of shareholders:

Director Nominee	Votes For	Votes Against	Abstentions/Non-Votes
Rick L. Hull	17,589,428	7,500	600
Denise M. Penz	17,589,428	7,500	600
Wilbur R. Roat	17,594,028	2,900	600
David Wurster	17,589,308	7,620	600

(2)	The Ohio Legacy Corp 2010 Cash and Equity Incentive Plan was adopted. See Item 5.02 above for a brief description of the Plan.

Votes For	Votes Against	Abstentions/Non-Votes
17,347,594	248,714	1,220

Item 9.01	Financial Statements and Exhibits.

(a) – (c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description of Document
10.1	Ohio Legacy Corp 2010 Cash and Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 19, 2010

OHIO LEGACY CORP
By: /s/ Rick L. Hull Rick L. Hull
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Document
10.1	Ohio Legacy Corp 2010 Cash and Equity Incentive Plan